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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              SKECHERS U.S.A., INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                                                    95-4376145
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(State of incorporation                                       (I.R.S. Employer
  or organization)                                           Identification No.)

228 MANHATTAN BEACH BOULEVARD, MANHATTAN BEACH, CALIFORNIA              90266
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(Address of principal executive offices)                              (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                 Name of each exchange on which
        to be so registered                 each class is to be registered

     Common Stock, $0.001 par value             New York Stock Exchange
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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:

  333-60065                                                      (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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                                (Title of class)


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                                (Title of class)



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                          SKECHERS U.S.A., INC. FORM 8A

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Information with respect to the Registrant's common stock $0.001 par value per share is incorporated by reference to the section entitled "Description of Capital Stock" in that portion of the Prospectus contained in Registrant's Registration Statement on Form S-1 (File No. 333-60065), as such may be amended (including any prospectus filed by the Registrant pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended).

ITEM 2. EXHIBITS.

        Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)    SKECHERS U.S.A., INC.
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Date:    August 18 , 1998
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By:      /s/ David Weinberg
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        David Weinberg
        Chief Financial Officer